Trade and Other Payables	3 Months Ended
Jun. 30, 2026
Trade and other payables [abstract]
Disclosure of trade and other payables [text block]
20. Trade and other payables
Trade and other payables are composed of the following:

	June 30, 2026	December 31, 2025
Trade payables	1,507,225	812,895
Accrued liabilities	3,597	3,418
Other payables	44,121	38,123
Total	1,554,943	854,436
Trade and other payables are classified as current liabilities as the payment is due within one year or less. Moreover, the carrying amounts are considered to be the same as fair values, due to their short – term nature.
Trade payables correspond to liabilities with Merchants, either related to pay-in transactions processed or pay-out pending at their request. Accrued liabilities mainly correspond to obligations with legal and tax advisors, as well as auditors. Other payables include general administrative expenses and other obligations.